Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

General

The following description summarizes the most important terms of our capital stock. This summary does not purport to be complete and is qualified in its entirety by the provisions of our certificate of incorporation and bylaws, copies of which have been previously filed by us with the Securities and Exchange Commission. For a complete description of our capital stock, you should refer to our certificate of incorporation, our bylaws and applicable provisions of Delaware law. As used in this section, “we,” “us” and “our” mean Ares Management Corporation, a Delaware corporation, and its successors, but not any of its subsidiaries.

Our authorized capital stock consists of 3,000,000,000 shares, all with a par value of $0.01 per share, of which:

•                  1,500,000,000 are designated as Class A common stock;

•                  1,000 are designated as Class B common stock;

•                  499,999,000 are designated as Class C common stock; and

•                  1,000,000,000 are designated as preferred stock, of which (x) 12,400,000 shares are designated as “7.00% Series A Preferred Stock” (“Series A Preferred Stock”).

Following our conversion on November 26, 2018 from a Delaware limited partnership named Ares Management, L.P. into a Delaware corporation named Ares Management Corporation (the “Conversion”), we had outstanding as of the open of business on November 26, 2018:

•                  101,530,174 shares of Class A common stock;

•                  1,000 shares of Class B common stock;

•                  1 share of Class C common stock;

•                  12,400,000 shares of Series A Preferred Stock; and

•                  26,752,657 shares of Class A common stock are issuable upon the exercise of outstanding equity awards.

Common Stock

Our common stock consists of Class A common stock, Class B common stock and Class C common stock. At 12:01 am EST on November 26, 2018 (the “Effective Time”) and pursuant to a plan of conversion, (i) each common share representing limited partner interests in Ares Management, L.P. outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, (ii) each general partner share of Ares Management, L.P. outstanding immediately prior to the Effective Time converted into 1,000 issued and outstanding, fully paid and nonassessable shares of Class B common stock, and (iii) each special voting share of Ares Management, L.P. outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class C common stock. Except with respect to voting rights, our certificate of incorporation and our bylaws provide our stockholders following the Conversion with substantially the same rights and obligations of limited partners pursuant to the limited partnership agreement of Ares Management, L.P. immediately prior to the Conversion.

Economic Rights

Dividends. Subject to preferences that apply to shares of Series A Preferred Stock and any other shares of preferred stock outstanding at the time, the holders of our Class A common stock are entitled to receive dividends out of funds legally available if our board of directors, in its discretion, determines to issue dividends and then only at the times and in the amounts that our board of directors may determine. The holders of our Class B common stock and Class C common stock do not have any rights to receive dividends.

Liquidation. If we become subject to an event giving rise to our dissolution, liquidation or winding up, the assets legally available for distribution to our stockholders would be distributable ratably among the holders of our Class A common stock and any participating preferred stock outstanding at that time ranking on a parity with our Class A common stock with respect to such distribution, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights of and the payment of liquidation preferences, if any, on any outstanding shares of our Series A Preferred Stock and any other outstanding shares of preferred stock. The holders of our Class B common stock and Class C common stock do not have any rights to receive distributions upon our dissolution, liquidation or winding up.

Voting Rights

Except as expressly provided in our certificate of incorporation, the holders of our common stock will be entitled to vote on all matters on which stockholders of a corporation are entitled to vote under the Delaware General Corporation Law (the “DGCL”), including the election of our board of directors.

Holders of our Class A common stock are entitled to one vote per share of Class A common stock.

On January 31 of each year, our board of directors will determine whether the total voting power held by (i) holders of our Class C common stock (initially only Ares Voting LLC), (ii) then-current or former Ares personnel (including indirectly through related entities) and (iii) Ares Owners Holdings L.P. (“Ares Owners”), without duplication, is at least 10% of the voting power of the Class A common stock and Class C common stock, voting together as a single class (the “Ares Ownership Condition”). For purposes of determining whether the Ares Ownership Condition is satisfied, our board of directors will treat as outstanding, and as held by the foregoing persons, all shares of common stock deliverable to such persons pursuant to equity awards granted to such persons. On any date on which the Ares Ownership Condition is satisfied, holders of our Class B common stock are entitled to a number of votes, in the aggregate, equal to (x) four times the aggregate number of votes attributable to the Class A common stock minus (y) the aggregate number of votes attributable to the Class C common stock.  On any date on which the Ares Ownership Condition is not satisfied, holders of our Class B common stock will not be entitled to vote on any matter submitted to a vote of our stockholders.

Ares Voting LLC, the initial holder of our Class C common stock upon our conversion from a Delaware limited partnership, is generally entitled to a number of votes equal to the number of Ares Operating Group Units (as defined below) held of record by each limited partner of the Ares Operating Group Partnerships (as defined below) (other than us and our subsidiaries). If in the future other persons are admitted to the Ares Operating Group as limited partners and are issued shares of our Class C common stock, such other holders of our Class C common stock will be entitled, in the aggregate, to a number of votes equal to the number of Ares Operating Group Units held of record by such holder of Class C common stock. If the ratio at which Ares Operating Group Units are exchangeable for shares of our Class A common stock changes from a one-for-one basis, the number of votes to which the holders of the Class C common stock are entitled will be adjusted accordingly.

Except as provided in our certificate of incorporation and bylaws and under the DGCL and the rules of the New York Stock Exchange (the “NYSE”), shares of our Series A Preferred Stock are generally non-voting, substantially consistent with the existing Series A Preferred Shares.

Our certificate of incorporation provides that the number of authorized shares of any class of stock, including our Class A common stock, may be increased or decreased (but not below the number of shares of such class then outstanding) with the approval of a majority of the voting power of our outstanding capital stock entitled to vote thereon. However, given the disparity in the voting power of our classes of common stock, on any date on which the Ares Ownership Condition is satisfied, holders of our Class B common stock will control any such vote and are effectively able to approve an increase or decrease in the number of authorized shares of any other class of common stock without a separate vote of the holders of the applicable class of common stock. This could allow holders of our Class B common stock to increase and issue additional shares of Class A common stock and/or Class C common stock beyond what is currently authorized in our certificate of incorporation without the consent of the holders of the applicable class of common stock. Additional classes of common stock having special voting rights could also be issued.

No Preemptive or Similar Rights

Our Class A common stock, Class B common stock and Class C common stock are not entitled to preemptive rights and are not subject to conversion, redemption or sinking fund provisions.

Exchange

Three of our indirect subsidiaries, Ares Holdings L.P., Ares Offshore Holdings L.P. and Ares Investments L.P. (collectively, the “Ares Operating Group Partnerships”) have issued units representing limited partnership interests (a partnership unit in each of the Ares Operating Group Partnerships, collectively, an “Ares Operating Group Unit”) that are exchangeable for our Class A common stock pursuant to the Fourth Amended and Restated Exchange Agreement among us and the other parties thereto (the “Exchange Agreement”), on a one-for-one basis, subject to customary adjustments for splits, unit dividends and reclassifications and compliance with applicable lock-up, vesting and transfer restrictions. When Ares Operating Group Units are exchanged for shares of Class A common stock, the number of votes to which the shares of our Class C common stock are entitled shall automatically be reduced by the number of Ares Operating Group Units so exchanged.  However, so long as the Ares Ownership Condition is satisfied, the issuance of Class A common stock would increase the number of votes to which holders of Class B common stock are entitled.

Limited Call Right

If at any time:

(i)                                     less than 10% of the then issued and outstanding shares of any class (other than Class B common stock, Class C common stock and preferred stock) are held by persons other than the record holders of Class B common stock, the members of Ares Partners Holdco LLC (the “Holdco Members”) or their respective affiliates; or

(ii)                                  we are subjected to registration under the provisions of the U.S. Investment Company Act of 1940, as amended,

we will have the right, which we may assign in whole or in part to any record holder of Class B common stock or any of its affiliates, to acquire all, but not less than all, of the remaining shares of the class held by unaffiliated persons.

As a result of our right to purchase outstanding shares of common stock, a stockholder may have their shares purchased at an undesirable time or price.

Preferred Stock

Our board of directors is authorized, subject to limitations prescribed by the DGCL, to issue preferred stock in one or more series, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers (including voting powers), preferences and rights of the shares of each series and any of its qualifications, limitations or restrictions, in each case without further vote or action by our stockholders (except as may be required by the terms of any preferred stock then outstanding). Our board of directors may also increase (but not above the total number of shares of preferred stock then authorized and available for issuance and not committed for other issuance) or decrease (but not below the number of shares of that series then outstanding) the number of shares of any series of preferred stock, without any further vote or action by our stockholders. The powers, preferences and rights of each series of preferred stock, and the qualification, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the proportion of voting power held by, or other relative rights of, the holders of our Class A common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in our control of our company and might adversely affect the market price of the Class A common stock or the proportion of voting power held by, or other relative rights of, the holders of the Class A common stock.

As of November 26, 2018, our certificate of incorporation has designated one series of preferred stock, Series A Preferred Stock, which is outstanding.

Series A Preferred Stock

In June 2016, Ares Management, L.P. issued 12,400,000 7.00% Series A Preferred Shares (“Series A Preferred Shares”). In connection with the Conversion, each Series A Preferred Share outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Series A Preferred Stock. Our certificate of incorporation provides holders of the Series A Preferred Stock following the Conversion with substantially the same rights and obligations that holders of the Series A Preferred Shares had in the limited partnership agreement of Ares Management, L.P.

Economic rights. Dividends on the Series A Preferred Stock are payable when, as and if declared by our board of directors out of funds legally available, at a rate per annum equal to 7.00% of the $25.00 liquidation preference per share. Dividends on the Series A Preferred Stock are payable quarterly on March 31, June 30, September 30 and December 31 of each year, when, as and if declared our board of directors.

Dividends on the Series A Preferred Stock are non-cumulative.

Ranking. Shares of the Series A Preferred Stock rank senior to our common stock and equally with any of our other equity securities, including any other preferred stock, that we may issue in the future, whose terms provide that such securities will rank equally with the Series A Preferred Stock with respect to the payment of dividends and distribution of our assets upon our liquidation, dissolution or winding up (“Series A Parity Stock”). Holders of the Series A Preferred Stock do not have preemptive or subscription rights.

Shares of the Series A Preferred Stock rank junior to (i) all of our existing and future indebtedness and (ii) any of our equity securities, including preferred stock, that we may issue in the future, whose terms provide that such securities will rank senior to the Series A Preferred Stock with respect to the payment of dividends and distribution of our assets upon our liquidation, dissolution or winding up (such equity securities, “Series A Senior Stock”). We currently have no Series A Senior Stock outstanding. While any shares of Series A Preferred Stock are outstanding, we may not authorize or create any class or series of Series A Senior Stock without the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series A Preferred Stock and all other series of Series A Voting Preferred Stock (as defined below), acting as a single class. See “-Voting rights” below for a discussion of the voting rights applicable if we seek to create any class or series of Series A Senior Stock.

Maturity. The Series A Preferred Stock does not have a maturity date, and we are not required to redeem or repurchase the Series A Preferred Stock.

Optional redemption. We may not redeem the Series A Preferred Stock prior to June 30, 2021 except as provided below under “-Change of control redemption.” At any time or from time to time on or after June 30, 2021, we may, at our option, redeem the Series A Preferred Stock, in whole or in part, at a price of $25.00 per share of Series A Preferred Stock plus declared and unpaid dividends, if any, to, but excluding, the redemption date.

Holders of the Series A Preferred Stock will have no right to require the redemption of the Series A Preferred Stock.

Change of control redemption. If a change of control event occurs prior to June 30, 2021, we may, at our option, redeem the Series A Preferred Stock, in whole but not in part, at a price of $25.25 per share of Series A Preferred Stock, plus declared and unpaid dividends to, but excluding, the redemption date.

If we do not give a redemption notice within the time periods specified in our certificate of incorporation following a change of control event (whether before, on or after June 30, 2021), the dividend rate per annum on the Series A Preferred Stock will increase by 5.00%.

A change of control event would occur if a change of control is accompanied by the lowering of the rating on certain series of our senior notes that are guaranteed by us and the Ares Operating Group Partnerships (or, if no such series of our senior notes are outstanding, our long-term issuer rating) in respect of such change of control and any series of such senior notes or our long-term issuer rating, as applicable, is rated below investment grade.

The change of control redemption feature of the Series A Preferred Stock may, in certain circumstances, make more difficult or discourage a sale or takeover of us or an Ares Operating Group Partnership and, thus, the removal of incumbent management. We have no present intention to engage in a transaction involving a change of control, although it is possible that we could decide to do so in the future.

Voting rights. Except as indicated below, the holders of the Series A Preferred Stock will have no voting rights.

If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Stock or any series of Series A Parity Stock have not been declared and paid, the number of directors on our board of directors will be automatically increased by two and the holders of the Series A Preferred Stock, voting together as a single class with the holders of any series of Series A Parity Stock then outstanding upon which like voting rights have been conferred and are exercisable (any such other series, the “Series A Voting Preferred Stock”), will have the right to elect these two additional directors at a meeting of the holders of the Series A Preferred Stock and such Series A Voting Preferred Stock. These voting rights will continue until four consecutive quarterly dividends have been declared and paid on the Series A Preferred Stock or such series of Series A Parity Stock.

The approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series A Preferred Stock and all series of Series A Voting Preferred Stock, acting as a single class, either at a meeting of stockholders or by written consent, is required in order:

(i)             to amend, alter or repeal any provision of our certificate of incorporation relating to the Series A Preferred Stock or series of Series A Voting Preferred Stock so as to materially and adversely affect (whether by merger, consolidation or otherwise) the voting powers, rights or preferences of the holders of the Series A Preferred Stock or series of Series A Voting Preferred Stock, or

(ii)          to authorize, create or increase the authorized amount of, any class or series of preferred stock having rights senior to the Series A Preferred Stock with respect to the payment of distributions or amounts upon liquidation, dissolution or winding up, provided that in the case of clause (i) above, if such amendment materially and adversely affects the rights, preferences, privileges or voting powers of one or more but not all of the classes or series of Series A Voting Preferred Stock (including the Series A Preferred Stock for this purpose), only the consent of the holders of at least two-thirds of the outstanding shares of the classes or series so affected, voting as a class, is required in lieu of (or, if such consent is required by law, in addition to) the consent of the holders of two-thirds of the Series A Voting Preferred Stock (including the Series A Preferred Stock for this purpose) as a class.

However, we may create additional series or classes of Series A Parity Stock and any equity securities that rank junior to our Series A Preferred Stock and issue additional series of such stock without the consent of any holder of the Series A Preferred Stock.

In addition, if at any time any person or group (other than any record holder of Class B common stock, Ares Owners, any Holdco Member or any of their respective affiliates, or a direct or subsequently approved transferee of the foregoing) beneficially owns 20% or more of the Series A Preferred Stock then outstanding, that person or group will lose voting rights on all of its stock and the stock may not be voted on any matter and will not be considered to be outstanding when calculating required votes or for other similar purposes. See “Anti-Takeover Provisions-Loss of voting rights.”

Amount payable in liquidation. Upon our voluntary or involuntary liquidation, dissolution or winding up, each holder of the Series A Preferred Stock will be entitled to a payment equal to the sum of the $25.00 liquidation preference per share of Series A Preferred Stock and declared and unpaid dividends, if any, to, but excluding the date of the liquidation, dissolution or winding up. Such payment will be made out of our assets available for distribution (to the extent available) to the holders of the Series A Preferred Stock following the satisfaction of all claims ranking senior to the Series A Preferred Stock.

No conversion rights. The shares of Series A Preferred Stock are not convertible into any class of common stock or any other class or series of our capital stock or any other security.

Series A GP Mirror Units. We contributed the net proceeds from the sale of the Series A Preferred Shares in June 2016 to the Ares Operating Group Partnerships and, in consideration of our contribution, each Ares Operating Group Partnership issued to us a new series of preferred units with economic terms designed to mirror those of the Series A Preferred Shares and, following the Conversion, the Series A Preferred Stock, which we refer to as the “GP Mirror Units.” The terms of the GP Mirror Units provide that unless distributions have been declared and paid or declared and set apart for payment on all GP Mirror Units issued by each Ares Operating Group

Partnership for the then-current quarterly dividend period, then during such quarterly dividend period only, each Ares Operating Group Partnership may not repurchase its common units or any junior units and may not declare or pay or set apart payment for distributions on its junior units, other than, in each case (x) repurchases, redemptions or other acquisitions pursuant to the Exchange Agreement, (y) grants or vesting of awards under our or our subsidiaries’ equity incentive plans and (z) repurchases, redemptions or other acquisitions pursuant to any put or call agreements existing on June 8, 2016. The terms of the GP Mirror Units also provide that, in the event that any Ares Operating Group Partnership liquidates, dissolves or winds up, no Ares Operating Group Partnership may declare or pay or set apart payment on its common units or any other units ranking junior to the GP Mirror Units unless the outstanding liquidation preference on all outstanding GP Mirror Units of each Ares Operating Group Partnership have been repaid via redemption or otherwise. The foregoing is subject to certain exceptions, including, (i) in the case of a merger or consolidation of one or more Ares Operating Group Partnerships in a transaction whereby the surviving person, if not an Ares Operating Group Partnership immediately prior to such transaction, expressly assumes all of the obligations under the GP Mirror Units and satisfies certain other conditions, (ii) the Ares Operating Group Partnership being sold or disposed of does not constitute a “significant subsidiary” under Rule 1-02(w) of Regulation S-X promulgated by the Securities and Exchange Commission,  (iii) the Series A Preferred Stock have been fully redeemed or (iv) transactions where the assets of the Ares Operating Group Partnership being liquidated, dissolved or wound up are immediately contributed to another Ares Operating Group Partnership or a subsidiary thereof.

Conflicts of Interest

The DGCL permits corporations to adopt provisions renouncing any interest or expectancy in certain opportunities that are presented to the corporation or its officers, directors or stockholders. Our certificate of incorporation, to the maximum extent permitted from time to time by the DGCL, renounces any interest or expectancy that we have in any business ventures of (a) each member of our board of directors and our officers, (b) each record holder of Class B common stock, (c) our former general partner, (d) any person or entity who is or was a “tax matters partner” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”) prior to amendment by P.L. 114-74) or “partnership representative” (as defined in Section 6223 of the Code after amendment by P.L. 114-74), member, manager, officer or director of any record holder of Class B common stock or our former general partner, (e) any member, manager, officer or director of any record holder of Class B common stock or our former general partner who is or was serving at the request of any record holder of Class B common stock or our former general partner as a director, officer, manager, employee, trustee, fiduciary, partner, tax matters partner, partnership representative, member, representative, agent or advisor of another person or entity, (f) any person or entity who controls any record holder of Class B Common stock or our former general partner and (g) certain other specified persons (collectively, the “Indemnitees”). Our certificate of incorporation provides that each Indemnitee has the right to engage in businesses of every type and description, including business interests and activities in direct competition with our business and activities. Our certificate of incorporation also waives and renounces any interest or expectancy that we may have in, or right to be offered an opportunity to participate in, business opportunities that are from time to time presented to the Indemnitees. Notwithstanding the foregoing, pursuant to our certificate of incorporation, each record holder of Class B common stock has agreed that its sole business will be to act as a record holder of Class B common stock and as a general partner or managing member of any partnership or limited liability company that we may hold an interest in and that it will not engage in any business or activity or incur any debts or liabilities except (x) in connection therewith or (y) in connection with the acquisition, owning or disposing of equity securities of us or any of our subsidiaries.

Anti-Takeover Provisions

Our certificate of incorporation and bylaws and the DGCL contain provisions, which are summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors and to discourage certain types of transactions that may involve an actual or threatened acquisition of our company. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile change in control or other unsolicited acquisition proposal, and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have the effect of delaying, deterring or preventing a merger or acquisition of our company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including attempts that might result in a premium over the prevailing market price for the shares of Class A common stock held by stockholders.

Loss of voting rights. If at any time any person or group (other than a record holder of Class B common stock, Ares Owners, a Holdco Member or any of their respective affiliates, or a direct or subsequently approved transferee of the foregoing) beneficially owns 20% or more of any class of our stock then outstanding, that person or group will lose voting rights on all of its shares of stock and such shares of stock may not be voted on any matter as to which such shares may be entitled to vote and will not be considered to be outstanding when sending notices of a meeting of stockholders, calculating required votes, determining the presence of a quorum or for other similar purposes, in each case, as applicable and to the extent such shares of stock are entitled to any vote. These restrictions do not apply to our Class B common stock or Class C common stock.

Requirements for advance notification of stockholder proposals. Our bylaws establish advance notice procedures with respect to stockholder proposals brought forth at annual or special meetings of our stockholders. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws also specify requirements as to the form and content of a stockholder’s notice. Our bylaws allow the chairman of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings, which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may deter, delay or discourage a potential acquirer from attempting to influence or obtain control of our company.

Special stockholder meetings. Our certificate of incorporation provides that special meetings of our stockholders may be called at any time only by or at the direction of our board of directors, a record holder of Class B common stock or stockholders representing 50% or more of the voting power of the outstanding stock of the class or classes of stock which are entitled to vote at such meeting. Class A common stock and Class C common stock are considered the same class of common stock for this purpose.

Stockholder action by written consent. Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise or it conflicts with the rules of the New York Stock Exchange. Our certificate of incorporation permits stockholder action by written consent by stockholders other than the Class B Stockholder only if consented to by the board of directors in writing.

Amendments to our certificate of incorporation requiring Class B Stockholder approval. Except as otherwise expressly provided by applicable law or any certificate of designation for any series of our preferred stock, on any date on which the Ares Ownership Condition is satisfied, only the record holders of Class B common stock shall have the right to vote on certain amendments to our certificate of incorporation that are proposed by our board of directors. Such amendments include:

(i)             any amendment that our board of directors has determined

(a)                                 is necessary or appropriate in connection with (x) a pro rata distribution of shares of our stock or of options, rights, warrants or appreciation rights relating to shares of our stock or (y) a subdivision or combination of our stock,

(b)                                 based on the advice of counsel, is necessary or appropriate to prevent us or the Indemnitees from having a material risk of being in any manner subjected to registration under the provisions of the U.S. Investment Company Act of 1940, as amended, the U.S. Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the U.S. Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor, or

(c)                                  is necessary or appropriate to cure any ambiguity, omission, mistake, defect or inconsistency;

(ii)          any amendment that is expressly permitted by our certificate of incorporation to be voted on solely by the record holders of Class B common stock; or

(iii)       any amendment that reflects a merger or conveyance pursuant to certain provisions of our certificate of incorporation that do not require stockholder approval for such a merger or conveyance.

Super-majority requirements for certain amendments to our certificate of incorporation. Except for amendments to our certificate of incorporation that require the sole approval of the record holders of Class B common stock, any amendments to our certificate of incorporation require the vote or consent of stockholders holding at least 90% of the voting power of our Class A common stock and Class C common stock, voting together as a single class, unless we obtain an opinion of counsel confirming that such amendment would not affect the limited liability of any of our stockholders under the DGCL. Any amendment of this provision of our certificate of incorporation also requires the vote or consent of stockholders holding at least 90% of the voting power of our Class A common stock and Class C common stock, voting together as a single class.

Merger, sale or other disposition of assets. Our certificate of incorporation provides that we may, with the approval of the record holders of at least a majority in voting power of our Class A common stock and Class C common stock, and, on any date on which the Ares Ownership Condition is satisfied, with the approval of the record holders of our Class B common stock, sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or a series of related transactions, or consummate any merger, consolidation or other similar combination, or approve the sale, exchange or other disposition of all or substantially all of the assets of our subsidiaries, except that no approval of our Class A common stock and Class C common stock shall be required in the case of certain limited transactions involving our reorganization into another limited liability entity where the governing instruments of the resulting entity provide our stockholders with substantially the same rights and obligations as are contained in our certificate of incorporation. We may in our sole discretion mortgage, pledge, hypothecate or grant a security interest in all or substantially all of our assets (including for the benefit of persons other than us or our subsidiaries) without the prior approval of the holders of our Class A common stock and Class C common stock. We may also sell all or substantially all of our assets under any forced sale of any or all of our assets pursuant to the foreclosure or other realization upon those encumbrances without the prior approval of the holders of our Class A common stock and Class C common stock.

Preferred stock. The rights of holders of our Series A Preferred Stock requiring us to redeem all or a portion of their series of preferred stock upon the occurrence of a change of control event could have the effect of discouraging third parties from pursuing certain transactions with us, which may otherwise be in the best interest of our stockholders. See “Preferred Stock” above.

Choice of forum. The Court of Chancery of the State of Delaware (or, solely to the extent that the Court of Chancery lacks subject matter jurisdiction, any other court in the State of Delaware with subject matter jurisdiction) is the exclusive forum for resolving any claims, suits, actions or proceedings arising out of or relating in any way to our certificate of incorporation (including any claims, suits or actions to interpret, apply or enforce (i) the provisions of our certificate of incorporation or our bylaws, (ii) our duties, obligations or liabilities to our stockholders, or of our stockholders to us, or among our stockholders, (iii) the rights or powers of, or restrictions on, us or any of our stockholders, (iv) any provision of the DGCL or (v) any other instrument, document, agreement or certificate contemplated by any provision of the DGCL relating to us (regardless of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)).

Business Combinations

We have opted out of Section 203 of the DGCL, which provides that an “interested stockholder” (a person other than the corporation or any direct or indirect majority-owned subsidiary who, together with affiliates and associates, owns, or, if such person is an affiliate or associate of the corporation, within three years did own, 15% or more of the outstanding voting stock of a corporation) may not engage in “business combinations” (which is broadly defined to include a number of transactions, such as mergers, consolidations, asset sales and other transactions in which an interested stockholder receives or could receive a financial benefit on other than a pro rata basis with other stockholders) with the corporation for a period of three years after the date on which the person became an interested stockholder without certain statutorily mandated approvals.

Transfer Agent and Registrar

The transfer agent and registrar for our Class A common stock and Series A Preferred Stock is American Stock Transfer & Trust Company, LLC. The transfer agent and registrar’s address is 6201 15th Avenue, Brooklyn, New York 11219, and its telephone number is (718) 921-8300.

Listing

Our Class A common stock and Series A Preferred Stock are listed on the NYSE under the ticker symbols “ARES” and “ARES.PRA,” respectively.